www.aviatnetworks.com
Aviat Completes Redline Transaction
Acquisition delivers complete offering for Private Network Operators including Transport, Backhaul, Private LTE/5G and Unlicensed Wireless Access Solutions
AUSTIN, Texas, and TORONTO, Ontario, July 5, 2022 - Aviat Networks, Inc. (NASDAQ: AVNW), the leading expert in wireless transport solutions, and Redline Communications Group Inc. (“Redline”) (TSX: RDL), a leading provider in mission-critical data infrastructure, today announced the completion of the acquisition of Redline by a subsidiary of Aviat pursuant to a statutory plan of arrangement under the Canada Business Corporations Act (the “Arrangement”), which now enables Aviat to offer its customers an integrated end-to-end offering for wireless access and transport.
The Arrangementreinforces Aviat’s stated strategy of expanding their market leadership and share of wallet in mission-critical and industrial Private Networks, by leveraging Aviat's sales channel to address the $8 billion Private LTE/5G addressable market, as well as Oil & Gas, and Transportation verticals.
“We are very pleased to close this transaction so that we will now be able to offer our customers a complete solution, including Private LTE/5G,” said Peter Smith, CEO of Aviat Networks. “Redline’s leading portfolio of industrial wireless access solutions will enable Aviat to expand our offering and addressable market globally.”
Aviat will include Redline in its FY23 guidance which will be provided in the next earnings call. Redline was not part of Aviat during FY22, and will not be included in Aviat’s forthcoming FY22 Q4 results. For clarity, Aviat would like to reaffirm its previous FY22 guidance of$296-$300 million in revenue and $37-$39 million in Adjusted EBITDA.
The Redline common shares (the “Common Shares”) are expected to be delisted from the Toronto Stock Exchange (the “TSX”) on or about July [7], 2022 and Redline has made an application to cease to be a reporting issuer under applicable Canadian securities law.
Under the terms of the Arrangement, all of the issued and outstanding Common Shares were acquired by Aviat in exchange for consideration of CAD$0.90 per Common Share (approximately USD$0.72 per Common Share), in an all-cash transaction.
Full details of the Arrangement and certain other matters are set out in the management information circular of Redline dated May 18, 2022 (the “Information Circular”). Registered holders of Common Shares should send their completed and executed letters of transmittal and Redline share certificates to the depositary, Computershare Investor Services Inc., as soon as possible in order to receive the consideration to which they are entitled to under the Arrangement. A copy of the letter of transmittal, Information Circular, and other transaction documentation are available under Redline’s profile on SEDAR at www.sedar.com.

Additional information on the acquisition of Redline can be found on Aviat’s investor relations website at https://investors.aviatnetworks.com.
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About Aviat Networks
Aviat Networks, Inc. is the leading expert in wireless transport solutions and works to provide dependable products, services and support to its customers. With more than one million systems sold into 170 countries worldwide, communications service providers and private network operators including state/local government, utility, federal government and defense organizations trust Aviat with their critical applications. Coupled with a long history of microwave innovations, Aviat provides a comprehensive suite of localized professional and support services enabling customers to drastically simplify both their networks and their lives. For more than 70 years, the experts at Aviat have delivered high performance products, simplified operations, and the best overall customer experience. Aviat Networks is headquartered in Austin, Texas. For more information, visit www.aviatnetworks.com or connect with Aviat Networks on Twitter, Facebook and LinkedIn.
About Redline Communications
Redline Communications (TSX:RDL) designs and manufactures powerful wide-area wireless networks for mission-critical applications in challenging locations. Redline networks are used by Oil & Gas companies onshore and offshore, Mining companies on surface and underground operations, by municipalities to remotely monitor infrastructure, and by specialized telecom service providers to deliver premium services. Thousands of businesses worldwide rely on Redline to engineer, plan and deliver ruggedized, secure and reliable networks for their IoT, voice, data, and video communications needs. For more information visit www.rdlcom.com.
Media Contact: Stuart Little, Aviat Networks, stuart.little@aviatnet.com
Investor Relations Contact: Andrew Fredrickson, Aviat Networks, andrew.fredrickson@aviatnet.com
Forward-Looking Statements
The information contained in this document includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, and “forward looking information” under the provisions of Canadian provincial and territorial securities laws. Such statements include, without limitations, statements regarding the ability of Redline’s leading portfolio of industrial wireless access solutions to enable Aviat to expand its offering and addressable market globally; the anticipated date the Common Shares will be delisted from the TSX; Redline ceasing to be a reporting issuer under applicable Canadian securities laws and anticipated impacts of the Arrangement on Redline, Aviat and their customers. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including, without limitation, "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat and Redline regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following:
•    the impact of COVID-19 on our business, operations and cash flows;
•    continued price and margin erosion as a result of increased competition in the microwave transmission industry;
•    the impact of the volume, timing, and customer, product, and geographic mix of our product orders;
•    the timing of our receipt of payment for products or services from our customers;
•    our ability to meet projected new product development dates or anticipated cost reductions of new products;
•    our suppliers’ inability to perform and deliver on time as a result of their financial condition, component shortages, the effects of COVID-19 or other supply chain constraints;
•    the effects of inflation and the timing and extent of changes in the prices and overall demand for and availability of our inputs;
•    customer acceptance of new products;
•    the ability of our subcontractors to timely perform;
•    weakness in the global economy affecting customer spending;
•    retention of our key personnel;
•    our ability to manage and maintain key customer relationships;
•    uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation;
•    our failure to protect our Intellectual property rights or defend against Intellectual property infringement claims by others;
•    the results of our restructuring efforts;

•    the ability to preserve and use our net operating loss carryforwards;
•    the effects of currency and interest rate risks;
•    the effects of current and future government regulations, including the effects of current restrictions on various commercial and economic activities in response to the COVID-19 pandemic;
•    general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business;
•    the conduct of unethical business practices in developing countries;
•    the impact of political turmoil in countries where we have significant business;
•    the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; and
•    Aviat’s ability to implement our stock repurchase program or the extent to which it enhances long-term stockholder value.
For more information regarding the risks and uncertainties for Aviat’s business, see "Risk Factors" in Aviat’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on August 25, 2021 as well as other reports filed by Aviat with the SEC from time to time. For additional information on the risks and uncertainties for Redline’s business, see Redline's most recently filed Annual Information Form and Annual Management Discussion & Analysis, which are available on SEDAR at www.sedar.com and on Redline’s website at www.rdlcom.com. Neither Aviat nor Redline undertakes any obligation to update publicly any forward-looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future.